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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported) October 19, 1998


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                      1-5885                   13-2625764
  (State or other juris-             (Commission               (IRS Employer
diction of incorporation)            File Number)            Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On October 19, 1998, the Registrant issued a press release announcing its earnings for the three-month and nine-month periods ended September 30, 1998. A copy of such press release is filed herein as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE. The financial statements included in this report are not required to be filed as part of this report.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             12. Statement re computation of ratios.

             99. Copy of press release of J.P. Morgan & Co. Incorporated dated October 19, 1998.





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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
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                        (REGISTRANT)







                        /s/    Grace B. Vogel
                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: October 19, 1998
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EXHIBIT INDEX


             12. Statement re computation of ratios.

             99. Copy of press release of J.P. Morgan & Co. Incorporated dated October 19, 1998.